                          REGISTRATION RIGHTS AGREEMENT

                          dated as of September 5, 1997

                                     between

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

                                       and

                       THE INDIVIDUALS AND ENTITIES LISTED
                          ON THE SIGNATURE PAGES HERETO

                                TABLE OF CONTENTS


                  THIS TABLE OF CONTENTS IS NOT PART OF THE REGISTRATION RIGHTS AGREEMENT TO WHICH IT IS ATTACHED BUT IS INSERTED FOR CONVENIENCE ONLY.

                                                                                                                  Page
                                                                                                                   No.
                                                                                                                   ---

1.  Requested Registration.......................................................................................  1
         (a)  Registration Request...............................................................................  1
         (b)  Registration Statement Form........................................................................  2
         (c)  Registration Expenses..............................................................................  2
         (d)  Priority in Cutback Registrations..................................................................  2
         (e)  Preemption of Requested Registration...............................................................  2

2.  Piggyback Registrations......................................................................................  3
         (a)  Right to Include Registrable Securities............................................................  3
         (b)  Registration Expenses..............................................................................  3
         (c)  Priority in Cutback Registrations..................................................................  3

3.  Registration Procedures......................................................................................  5

4.  Underwritten Offerings.......................................................................................  9
         (a)  Underwritten Requested Offering....................................................................  9
         (b)  Underwritten Piggyback Offerings................................................................... 10

5.  Holdback Agreements.......................................................................................... 10
         (a)  By the Restricted Group............................................................................ 10
         (b)      By the Company................................................................................. 10

6.  Indemnification.............................................................................................. 11
         (a)  Indemnification by the Company..................................................................... 11
         (b)  Indemnification by the Restricted Group............................................................ 12
         (c)  Notices of Claims, etc............................................................................. 13
         (d)  Contribution....................................................................................... 14
         (e)  Other Indemnification.............................................................................. 14
         (f)  Indemnification Payments........................................................................... 14

7.  Covenants Relating to Rule 144............................................................................... 15

8.  Other Registration Rights.................................................................................... 15
         (a)  No Existing Agreements............................................................................. 15
         (b)      Future Agreements.............................................................................. 15

9.  Definitions.................................................................................................. 15

10.  Termination................................................................................................. 19

11.      Miscellaneous........................................................................................... 19
         (a)  Notices............................................................................................ 19
         (b)      Entire Agreement............................................................................... 20
         (c)  Amendment.......................................................................................... 21

         (d)      Irrevocable Appointment of Agent............................................................... 21
         (e)      Waiver......................................................................................... 21
         (f)      No Third Party Beneficiary..................................................................... 21
         (g)      No Assignment; Binding Effect.................................................................. 22
         (h)      Headings....................................................................................... 22
         (i)      Invalid Provisions............................................................................. 22
         (j)      Remedies; Legal Expenses....................................................................... 22
         (k)      Governing Law.................................................................................. 23
         (l)      Counterparts................................................................................... 23

                  This REGISTRATION RIGHTS AGREEMENT dated as of September 5, 1997 is made and entered into by and between Graham- Field Health Products, Inc., a Delaware corporation (the "Company"), and each of the stockholders of Fuqua Enterprises, Inc., a Delaware corporation ("Target"), listed on the signature pages hereto (the "Stockholders"). Capitalized terms not otherwise defined herein have the meanings set forth in Section 9.

                  WHEREAS, the Company, GFHP Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Sub"), and Target have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which Sub will be merged with and into Target and Target will become a wholly-owned subsidiary of the Company (the "Merger");

                  WHEREAS, at the Effective Time and in accordance with the terms of the Merger Agreement, each share of common stock, par value $.10 per share, of Target (including shares owned by the Stockholders) will be converted into shares of Common Stock, all as more fully described in the Merger Agreement;

                  WHEREAS, concurrently with the execution and delivery of the Merger Agreement, the Company, the BIL Entities, Irwin Selinger and the Stockholders have entered into a Stockholders Agreement (the "Stockholders Agreement") of even date herewith; and

                  WHEREAS, as a condition to the Stockholders' willingness to vote their shares of Target capital stock in favor of the Merger and to become bound by the provisions of the Stockholders Agreement, the Company has agreed to enter into this Registration Rights Agreement providing for the Company's registration for sale, under certain circumstances, of Registrable Securities owned by the Stockholders;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Requested Registration. (a) Registration Request. At any time after the Effective Time, upon the written request of the Agent requesting that the Company effect the registration under the Securities Act of all or part of the Restricted Group's Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof, the Company thereupon will use its best efforts to effect the registration under the Securities Act of such Registrable Securities, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered. Notwithstanding the foregoing, the Company may postpone taking action with respect to a Requested Registration for a reasonable period of time after receipt of the original request (not exceeding ninety (90) days) if, in the good faith opinion of the Company's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company. Subject to paragraph (d), the Company may include in such registration other securities of the same class as the Registrable Securities for sale for its own account or for the account of any other Person. Notwithstanding anything herein to the contrary, the Company shall not be required to honor more than three (3) requests for a Requested Registration which results in an Effective Registration.

                  (b) Registration Statement Form. A Requested Registration shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in the request for such registration.

                  (c) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with a Requested Registration.

                  (d) Priority in Cutback Registrations. If a Requested Registration becomes a Cutback Registration, the Company will include in any such registration to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by the Restricted Group, and (ii) second, other securities of the Company proposed to be included in such registration, allocated among the Company and any holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Requested Registration.

                  (e) Preemption of Requested Registration. Notwithstanding anything to the contrary contained herein, at any time within thirty (30) days after receiving a written request for a Requested Registration, the Company may elect to effect an underwritten primary registration in lieu of the Requested Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company. If the Company so elects to effect a primary registration, the Company shall give prompt written notice to the Agent of its intention to effect such a registration and shall afford the Restricted Group rights contained in Section 2 with respect to Piggyback Registrations. In the event that the Company so elects to effect a primary registration after receiving a request for a Requested Registration, the request for a Requested Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be an Effective Registration.

                  2. Piggyback Registrations. (a) Right to Include Registrable Securities. Notwithstanding any limitation contained in Section 1, if the Company at any time proposes after the Effective Time to effect a Piggyback Registration, including in accordance with Section 1(e), it will each such time give written notice (a "Notice of Piggyback Registration"), at least twenty (20) days prior to the anticipated filing date, to the Agent of its intention to do so and of the Restricted Group's right under this Section 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon the written request of the Agent made within twenty (20) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of), the Company will use its best efforts to include in the registration statement relating to such Piggyback Registration, for offer and sale in accordance with the intended method of disposition described in the Notice of Piggyback Registration, all Registrable Securities which the Company has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Agent and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the right of the Agent on behalf of the Restricted Group to request that such registration be effected as a Requested Registration under Section 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this
Section 2 shall relieve the Company of its obligations to effect a Requested Registration under Section 1. There shall not be any limitation on the number of Effective Registrations constituting Piggyback Registrations in which any Registrable Securities may be included.

                  (b) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with each Piggyback Registration.

                  (c) Priority in Cutback Registrations. If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering:

                  (i) if such registration as initially proposed by the Company was solely a primary registration of its securities, (w) first, the securities proposed by the Company to be sold for its own account, (x) second, any securities of the Company requested to be included in such registration by the BIL Entities and any Warrants and Warrant Shares requested to be included in such registration by the Warrant Holders, to be allocated in accordance with any agreements in effect between the Company and the BIL Entities and the Warrant Holders, (y) third, any Registrable Securities requested to be included in such registration and any other securities of the Company requested to be included in such registration by any other stockholder of the Company who, as of the date hereof, has the right to have such stockholder's securities included in such registration, allocated among all such holders on a pro-rata basis in accordance with their respective ownership interests, and (z) fourth, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders; and

             (ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company other than the Restricted Group pursuant to demand registration rights,
         (w) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (x) second, any securities of the Company requested to be included in such registration by the BIL Entities and any Warrants and Warrant Shares requested to be included in such registration by the Warrant Holders, to be allocated in accordance with any agreements in effect between the Company and the BIL Entities and the Warrant Holders, (y) third, any Registrable Securities requested to be included in such registration and any other securities of the Company requested to be included in such registration by any other stockholder of the Company who, as of the date hereof, has the right to have such stockholder's securities included in such registration, allocated among all such holders on a pro-rata basis in accordance with their respective ownership interests, and (z) fourth, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration. The Company covenants and agrees with the members of the Restricted Group that, in the event a Piggyback Registration in which Registrable Securities are requested to be included becomes a Cutback Registration, the members of the Restricted Group will have priority over any other holder of securities of the Company who, after the date hereof, obtains the right to include securities in such Piggyback Registration.

                  3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities owned by the Restricted Group under the Securities Act pursuant to
Section 1 or Section 2, the Company will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

                  (a) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) ninety (90) days after such registration statement becomes effective;

                  (c) promptly notify the Agent and the underwriter or underwriters, if any:

                           (i) when such registration statement or any
                  prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                           (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                     (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

                      (iv) of the receipt by the Company of any notification
                  with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

                  (d) furnish to the Agent such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act, and such other documents, as the Agent may reasonably request to facilitate the disposition of the Registrable Securities covered by such registration statement;

                  (e) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Agent shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Restricted Group to consummate the disposition in such jurisdictions of their Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

                  (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Restricted Group to consummate the disposition of such Registrable Securities;

                  (g) furnish to the Agent a signed counterpart, addressed to the members of the Restricted Group whose Registrable Securities are covered by such registration statement (and the underwriters, if any), of

                      (i) an opinion of counsel for the Company, dated the
                  effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to the Agent, and

                      (ii) a "comfort" letter, dated the effective date of such
                  registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Agent (or the underwriters, if any) may reasonably request;

                  (h) notify the Agent, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Agent promptly prepare and furnish to the Agent a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section

         11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (j) make available for inspection by the Agent, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Agent or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public;

                  (k) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                  (l) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

                  In the event of the issuance of any stop order suspending the effectiveness of a registration statement which includes Registrable Securities, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts to promptly obtain the withdrawal of such order.

                  The Company may require the members of the Restricted Group whose Registrable Securities are covered by such registration statement to, and such members of the Restricted Group, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such members of the Restricted Group and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

                  Each member of the Restricted Group agrees by acquisition of such Registrable Securities that upon receipt of any notice to the Agent from the Company of the happening of any event of the kind described in paragraph
(h), the Restricted Group will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Agent's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in their possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) and to and including the date when the Agent shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (h).

                  4. Underwritten Offerings. (a) Underwritten Requested Offering. In the case of an underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected by the Company, provided such underwriters are of recognized national standing and are reasonably acceptable to the Agent. Such underwriter or underwriters will be instructed to effect as broad a distribution of the Registrable Securities to be sold by them as is reasonably practicable and, in any event, to use their best efforts to refrain from selling any Registrable Securities to any Person who beneficially owns, or as a result of such purchase would beneficially own, more than 5% of the outstanding shares of Common Stock. The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6. Each member of the Restricted Group whose Registrable Securities are to be offered in such underwritten Public Offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. Such members of the Restricted Group shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Restricted Group and their ownership of the securities being registered on their behalf and their intended method of distribution and any other representation required by law.

                  (b) Underwritten Piggyback Offerings. If the Company at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 2(c), arrange for such underwriters to include the Registrable Securities to be offered and sold by the Restricted Group among the securities to be distributed by such underwriters. If members of the Restricted Group elect to have any of their Registrable Securities included in such Piggyback Registration, such members of the Restricted Group shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. Each member of the Restricted Group whose Registrable Securities are to be offered in such underwritten Public Offering shall be a party to the underwriting agreement between the Company and such underwriter or underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. Such members of the Restricted Group shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Restricted Group and their ownership of the securities being registered on their behalf and their intended method of distribution and any other representation required by law.

                  5. Holdback Agreements. (a) By the Restricted Group. In the case of an underwritten Public Offering, unless the Managing Underwriter otherwise agrees, each member of the Restricted Group, by acquisition of such Registrable Securities, agrees not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) days after the effective date of any registration statement filed by the Company in connection with a Public Offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such member of the Restricted Group participates in such registration.

                  (b) By the Company. Unless the Managing Underwriter otherwise agrees, the Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration or Piggyback Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto. The Company shall cause each holder of shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the Effective Time (other than in a registered public offering), who at the time and after giving effect to such purchase owns shares of Common Stock and securities convertible into or exchangeable for shares of Common Stock representing at least 10% of the shares of Common Stock outstanding on a fully diluted basis, to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such purchased securities during any period referred to in the preceding sentence (except as part of an underwritten registration, if otherwise permitted).

                  6. Indemnification. (a) Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless each member of the Restricted Group whose Registrable Securities are covered by a Requested Registration or a Piggyback Registration against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such member of the Restricted Group may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement filed in connection with a Requested Registration or a Piggyback Registration in which Registrable Securities of such member of the Restricted Group are included, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such member of the Restricted Group for all reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such member of the Restricted Group specifically for use in the preparation thereof or (y) a Restricted Group member's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such member of the Restricted Group, and shall survive the transfer of such securities by such member of the Restricted Group. In connection with an underwritten Requested Registration or Piggyback Registration, the Company will indemnify such underwriters, their officers and directors and each other Person, if any, who controls such underwriters within the meaning of the Securities Act, to the same extent as provided above with respect to the indemnification of the members of the Restricted Group.

                  (b) Indemnification by the Restricted Group. Each member of the Restricted Group, as a condition to including Registrable Securities in any registration statement filed in connection with a Requested Registration or a Piggyback Registration in which Registrable Securities of such member of the Restricted Group are included, shall, to the full extent permitted by law, severally indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such member of the Restricted Group specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by any such members of the Restricted Group. In connection with an underwritten Requested Registration or Piggyback Registration, each member of the Restricted Group whose Registrable Securities are covered by such Requested Registration or Piggyback Registration will severally indemnify the underwriters, their officers and directors and each other Person, if any, who controls such underwriters within the meaning of the Securities Act, to the same extent as provided above with respect to the indemnification of the Company.

                  (c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this
Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless the Indemnified Parties shall have been advised by counsel that representation of any such Indemnified Parties by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, in which case such Indemnified Parties shall have the right to select separate counsel the fees and expenses of which shall be paid by the Indemnifying Party. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. The indemnification provided for under this Registration Rights Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

                  (d) Contribution. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations, including the relative benefits received in connection with the transaction. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

                  No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

                  (e) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Company and the applicable members of the Restricted Group with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this
Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

                  (f) Indemnification Payments. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

                  7. Covenants Relating to Rule 144. The Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and will take such other actions and furnish the members of the Restricted Group with such other information as the Agent may request in order to avail the members of the Restricted Group of such rule or any other rule or regulation of the Commission allowing the members of the Restricted Group to sell any Registrable Securities without registration.

                  8. Other Registration Rights. (a) No Existing Agreements. The Company represents and warrants to the Restricted Group that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Registration Rights Agreement.

                  (b) Future Agreements. The Company shall not hereafter agree with the holders of any securities issued or to be issued by the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Registration Rights Agreement.

                  9. Definitions. (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Registration Rights Agreement:

                  "Agent" has the meaning ascribed to it in Section 11(d).

                  "BIL Entities" means, collectively, BIL (Far East Holdings) Limited, a Hong Kong corporation, and BIL Securities (Offshore) Ltd., a New Zealand corporation, or any of their respective permitted transferees and assignees.

                  "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.


                  "Commission" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

                  "Common Stock" means shares of Common Stock, par value $.025 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed (including without limitation by way of merger or consolidation) or any stock resulting from any reclassification of such Common Stock.

                  "Company" has the meaning ascribed to it in the preamble.

                  "Cutback Registration" means any Requested Registration or Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

                  "DGCL" means the General Corporation Law of the State of Delaware.

                  "Effective Registration" means, subject to the last sentence of Section 1(e), a Requested Registration or a Piggyback Registration which includes Registrable Securities, as the case may be, which (a) has been declared or ordered effective in accordance with the rules of the Commission and (b) has been kept effective for the period of time contemplated by Section 3(b). Notwithstanding the foregoing, a Requested Registration that does not become effective after it has been filed with the Commission solely by reason of any member of the Restricted Group's refusal to proceed shall be deemed to be an Effective Registration for purposes of this Registration Rights Agreement.

                  "Effective Time" means the time at which the Merger becomes effective under the DGCL.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Indemnified Party" means a party entitled to indemnity in accordance with Section 6.

                  "Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 6.

                  "Inspectors" has the meaning ascribed to it in Section 3(j).

                  "Losses" has the meaning ascribed to it in Section 6(a).

                  "Managing Underwriter" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

                  "Merger" has the meaning ascribed to it in the preamble.

                  "Merger Agreement" has the meaning ascribed to it in the preamble.

                  "NASD" means the National Association of Securities Dealers.

                  "Notice of Piggyback Registration" has the meaning ascribed to it in Section 2(a).

                  "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

                  "Piggyback Registration" means any registration of securities of the Company of the same class as the Registrable Securities under the Securities Act (other than a registration (x) in respect of a dividend reinvestment or similar plan for stockholders of the Company, (y) on Form S-4 or Form S-8 promulgated by the Commission, or any similar or successor forms thereto, or (z) solely with respect to convertible or exchangeable securities or rights to purchase securities), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities), including a registration by the Company under the circumstances described in Section 1(e).

                  "Public Offering" means any offering of Common Stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

                  "Records" has the meaning ascribed to it in Section 3(j).

                  "Registrable Securities" means (i) the Shares and (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split, merger, consolidation or other distribution in respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the Shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or all Registrable Securities then owned by the Restricted Group can be sold in any three-month period pursuant to Rule 144, (iii) they are transferred to or become owned by a Person who is not a member of the Restricted Group or (iv) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Registration Rights Agreement to effect the registration of Registrable Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and for the Restricted Group and of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers of securities; but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities and the fees and disbursements of any legal counsel retained by any member of the Restricted Group, which shall be payable by the members of the Restricted Group.

                  "Registration Rights Agreement" means this Registration Rights Agreement, as the same shall be amended from time to time.

                  "Requested Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 1.

                  "Requisite Stockholders" has the meaning ascribed to it in
Section 11(d).

                  "Restricted Group" means (i) any Stockholder, (ii) any and all Persons directly or indirectly controlled by or under common control with any Stockholder, (iii) if such Stockholder is an individual, (a) any member of such Stockholder's family (including any spouse, parent, sibling, child, grandchild or other lineal descendant, including adoptive children), (b) the heirs, executors, personal representatives and administrators of any of the foregoing persons, (c) any trust established for the benefit of any of the foregoing persons and (d) any charitable foundations established by any of the foregoing persons, and (iv) any and all groups (within the meaning of Section 13(d)(3) of the Exchange Act) of which any Stockholder or any Person directly or indirectly controlling, controlled by or under common control with such Stockholder is a member, other than any such group not acting for the purpose of acquiring, holding or beneficially owning any Registrable Securities.

                  "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Shares" means, collectively, the shares of Common Stock received by the Stockholders pursuant to the Merger Agreement.

                  "Stockholders" has the meaning ascribed to it in the preamble.

                  "Stockholders Agreement" has the meaning ascribed to it in the preamble.

                  "Sub" has the meaning ascribed to it in the preamble.

                  "Target" has the meaning ascribed to it in the preamble.

                  "Warrant Holders" means the holders of the Warrants (the "Warrants") issued pursuant to the Warrant Agreement, dated as of March 12, 1992, as amended, by and between the Company and John Hancock Mutual Life Insurance Company.

                  "Warrant Shares" means the shares of Common Stock issuable to the Warrant Holders pursuant to the Warrants.

                  (b) Unless the context of this Registration Rights Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Registration Rights Agreement; and (iv) the term "Section" refers to the specified Section of this Registration Rights Agreement. Whenever this Registration Rights Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

                  10. Termination. This Registration Rights Agreement shall automatically terminate, and shall cease to be of any further force or effect, upon the termination of the Merger Agreement in accordance with its terms.

                  11. Miscellaneous. (a) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                           If to any Restricted Group member, to:

                           c/o Fuqua Capital Corporation
                           One Atlantic Center
                           1201 West Peachtree Street
                           Suite 500
                           Atlanta, GA  30309
                           Facsimile No.:  (404) 815-4528
                           Attn:  J. Rex Fuqua


                           with a copy to:

                           Dow, Lohnes & Albertson
                           1200 New Hampshire Avenue, N.W.
                           Suite 800
                           Washington, DC  20036-6802
                           Facsimile No.:  (202) 776-2222
                           Attn:  Edward J. O'Connell, Esq.


                           If to the Company, to:

                           Graham-Field Health Products, Inc.
                           400 Rabro Drive East
                           Hauppauge, New York  11788
                           Facsimile No.:  (516) 582-5608
                           Attn:  Richard S. Kolodny, Esq.

                           with a copy to:

                           Milbank, Tweed, Hadley & McCloy
                           1 Chase Manhattan Plaza
                           New York, New York  10005
                           Facsimile No.:  (212) 530-5219
                           Attn:  Robert S. Reder, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  (b) Entire Agreement. This Registration Rights Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  (c) Amendment. This Registration Rights Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and members of the Restricted Group owning a majority of the Registrable Securities then outstanding.

                  (d) Irrevocable Appointment of Agent. By the execution and delivery of this Registration Rights Agreement, including counterparts hereof, each member of the Restricted Group hereby irrevocably constitutes and appoints
J. Rex Fuqua as the true and lawful agent and attorney-in-fact of each such member of the Restricted Group in the various capacities provided for herein (such individual, or such other individual as the holders of a majority of the Registrable Securities then outstanding (the "Requisite Stockholders") shall designate in writing to the Company from time to time, is herein referred to as the "Agent"), and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Agent shall deem necessary or appropriate in connection with this Registration Rights Agreement. Unless there is no existing person who has been designated to act as Agent by the Requisite Stockholders, all rights of the Restricted Group under this Registration Rights Agreement shall be exercised by the members of the Restricted Group only through or by the Agent in his or her capacity as agent of the members of the Restricted Group hereunder, and the Company shall not be required to take directions from any other member of the Restricted Group for so long as such Agent continues to serve and has not otherwise been removed as Agent pursuant to notice to the Company from the Requisite Stockholders. If at any time no person is serving as Agent, the Company shall not be required to take action except upon the direction of the Requisite Stockholders.

                  (e) Waiver. Any term or condition of this Registration Rights Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Registration Rights Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Registration Rights Agreement on any future occasion.

                  (f) No Third Party Beneficiary. The terms and provisions of this Registration Rights Agreement are intended solely for the benefit of each party hereto and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6.

                  (g) No Assignment; Binding Effect. Neither this Registration Rights Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void; provided that any member of the Restricted Group may assign such member's rights hereunder with respect to any Registrable Securities transferred to another member of the Restricted Group or, if such member is a natural person, to his or her heirs and legal representatives. Subject to the foregoing, this Registration Rights Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

                  (h) Headings. The headings used in this Registration Rights Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  (i) Invalid Provisions. If any provision of this Registration Rights Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Registration Rights Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Registration Rights Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Registration Rights Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  (j) Remedies; Legal Expenses. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Registration Rights Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

                  Damages in the event of breach of this Registration Rights Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such party, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each member of the Restricted Group each hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such party from pursuing any other rights and remedies at law or in equity which such party may have.

                  The parties hereto agree that, in the event that any party to this Registration Rights Agreement shall bring any legal action or proceeding to enforce or to seek damages or other relief arising from an alleged breach of any term or provision of this Registration Rights Agreement by the other party, the prevailing party in any such action or proceeding shall be entitled to an award of, and the other party to such action or proceeding shall pay, the reasonable fees and expenses of legal counsel to the prevailing party.

                  (k) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  (l) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, each party hereto has signed this Registration Rights Agreement, or caused this Registration Rights Agreement to be signed on its behalf by its duly authorized officer or agent, as of the date first above written.


                                        GRAHAM-FIELD HEALTH PRODUCTS, INC.


                                        By:      ____________________________
                                                 Name:
                                                 Title:


                                                 ----------------------------
                                                 J. B. FUQUA


                                                 ----------------------------
                                                 J. REX FUQUA


                                        FUQUA HOLDINGS - I, L.P.

                                        By:      FUQUA HOLDINGS, INC., its
                                                 General Partner

                                                 By:   _______________________
                                                       Name:   J. Rex Fuqua
                                                       Title:  President

                                        THE JENNIFER CALHOUN FUQUA TRUST


                                        By:   _______________________
                                              Name:   J. B. Fuqua
                                              Title:  Trustee


                                        THE LAUREN BROOKS FUQUA TRUST


                                        By:      ____________________________
                                                 Name:   J. B. Fuqua
                                                 Title:  Trustee


                                        THE J. B. FUQUA FOUNDATION, INC.


                                        By:      ____________________________
                                                 Name:   J. B. Fuqua
                                                 Title:  Chairman, President